Earnings (loss) per share (Tables)	3 Months Ended
Nov. 30, 2022
Earnings Loss Per Share
Schedule of earning per share

	Three months ended November 30,
	2022	2021
Net income (loss) attributable to shareholders	$3,512	$(2,022)
Weighted average number of common shares for purposes of basic EPS	276,477,860	254,983,579
Effect of dilutive stock options and warrants	1,221,178	-
Weighted average number of common shares for purposes of diluted EPS	277,699,038	254,983,579